                SECOND AMENDMENT TO LETTER OF CREDIT No. S567170

      Second Amendment to Letter of Credit No. S561170 issued by Swiss Bank Corporation, New York Branch on December 18, 1996 (the "Letter of Credit") for the account of Hanover Direct, Inc., a Delaware corporation (the "Company"), in favor of Norwest Bank Minnesota, N.A., as Trustee under the Note Agreement (the "Trustee"), as amended pursuant to that certain Amendment to Letter of Credit No. S567170 dated as of February 18, 1998 between Swiss Bank Corporation, Stamford Branch (successor to Swiss Bank Corporation, New York Branch) and the Trustee (as amended on February 18, 1998, the "Letter of Credit"). Terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Letter of Credit.

                              W I T N E S S E T H:

      WHEREAS, Swiss Bank Corporation, Stamford Branch has assigned all of its interests and obligations under the Letter of Credit to UBS AG, Stamford Branch and UBS AG, Stamford Branch has assumed all of the obligations of Swiss Bank Corporation, Stamford Branch under the Letter of Credit;

      WHEREAS, UBS AG, Stamford Branch has agreed to extend the Scheduled Expiration Date of the Letter of Credit from March 30, 1999 to March 31, 2000; and

      WHEREAS, UBS AG, Stamford branch and the Trustee wish to amend the Letter of Credit as provided herein.

      NOW, THEREFORE, in consideration of the premises set forth herein and other valuable consideration, the parties hereto hereby agree as follows.

      1. As of the date hereof, the Letter of Credit is hereby amended as follows:

      (a) The references throughout the Letter of Credit to "Swiss Bank Corporation, Stamford Branch" are hereby amended to refer to "UBS AG, Stamford Branch".

      (b) The parties hereto hereby agree that any references in the Letter of Credit to the "Bank" shall be deemed to be references to UBS AG, Stamford Branch.

      (c) All references to "March 30, 1999" as the Expiration Date set forth in the Letter of Credit are hereby deemed to be references to "March 31, 2000." The term "Expiration Date" as used in the Letter of Credit shall mean "March 31, 2000."

      2. Except as provided herein, the Letter of Credit shall remain in full force and effect and unaffected hereby except as the Letter of Credit shall be deemed to have been amended by the terms of this Second Amendment from and after the date hereof.

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      3. This Second Amendment may be executed in one or more counterparts, each of which taken together shall constitute an original and all of which shall constitute one and the same instrument.


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      IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of this ______ day of March, 1999.


                                         UBS AG, STAMFORD BRANCH

                                         By: /s/ Richard T. Conway
                                            ------------------------------------
                                             Name:  Richard T. Conway
                                             Title: Associate Director Portfolio
                                                    Loan Portfolio Support, US

                                         By: /s/ Thomas R. Salzano
                                            ------------------------------------
                                              Name:  Thomas R. Salzano
                                              Title: Associate Director
                                                     Loan Portfolio Support, US


                                         NORWEST BANK MINNESOTA, N.A., AS
                                         TRUSTEE

                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:


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      IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of this ___ day of March, 1999.


                                         UBS AG, STAMFORD BRANCH

                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:

                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:


                                         NORWEST BANK MINNESOTA, N.A., AS
                                         TRUSTEE

                                         By: /s/ Martha Kantorowicz
                                            ------------------------------------
                                             Name:  Martha Kantorowicz
                                             Title: Corporate Trust Officer

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                                    UBS AG,
                                 Stamford Branch
                            677 Washington Boulevard
                        Stamford, Connecticut 06901-3793

                     EXTENSION OF SCHEDULED TERMINATION DATE

Norwest Bank Minnesota, N.A., as Trustee
Norwest Center
Sixth & Marquette
Minneapolis, Minnesota 55479-0069
Attention: Corporate Trust Department

      Re: Irrevocable Letter of Credit Ref. No. S567170 For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

      The undersigned, two duly authorized officers of UBS AG, Stamford Branch, as successor to Swiss Bank Corporation, Stamford Branch (the "Bank"), hereby notify the Trustee with respect to the above-referenced Letter of Credit issued in favor of the Trustee (the "Letter of Credit"), that the Scheduled Termination Date of the Letter of Credit heretofore in effect has been extended and that the Scheduled Termination Date as so extended is March 31, 2000. The terms used in this Certificate and not defined herein shall have the meanings given in the Letter of Credit.

      Please be advised that UBS AG, Stamford Branch has assumed all of the obligations of Swiss Bank Corporation. Stamford Branch in connection with the Letter of Credit. In order to provide you with the appropriate notice information, a Second Amendment to the Letter of Credit will be prepared. The changes effected by the Second Amendment to this Letter of Credit will be limited to revising the expiration date to March 31, 2000, substituting "UBS AG, Stamford Branch" in place of "Swiss Bank Corporation, Stamford Branch" and making any appropriate address, telephone number and facsimile number changes.

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      IN WITNESS WHEREOF, the Bank has executed and delivered this Certificate this _____ day of March, 1999.

                                         UBS AG,
                                         Stamford Branch


                                         By: /s/ Richard T. Conway
                                            ------------------------------------
                                             Name:  Richard T. Conway
                                             Title: Associate Director Portfolio
                                                    Loan Portfolio Support, US


                                         By: /s/ Thomas R. Salzano
                                            ------------------------------------
                                              Name:  Thomas R. Salzano
                                              Title: Associate Director
                                                     Loan Portfolio Support, US


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